EXHIBIT 10.39(s)
CONFIDENTIAL TREATMENT
REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934. The omitted materials have been filed separately with the Securities and Exchange Commission.

AMENDMENT No. 19 TO PURCHASE AGREEMENT DCT-014/2004

This Amendment No. 19 to Purchase Agreement DCT-014/2004, dated as of June 22, 2007 (“Amendment No. 19”) relates to the Purchase Agreement DCT-014/2004 (the “Purchase Agreement”) between Embraer - Empresa Brasileira de Aeronáutica S.A. (“Embraer”) and Republic Airline Inc. (“Buyer”) dated March 19, 2004 as amended from time to time (collectively referred to herein as “Agreement”). This Amendment No. 19 is between Embraer and Buyer, collectively referred to herein as the “Parties”.

This Amendment No. 19 sets forth additional agreements between Embraer and Buyer relative to the confirmation of 5 Option EMBRAER 170 Aircraft into 5 Firm Aircraft and changes on the Firm and Option Aircraft delivery schedules.

Except as otherwise provided for herein all terms of the Purchase Agreement shall remain in full force and effect. All capitalized terms used in this Amendment No. 19, which are not defined herein shall have the meaning given in the Purchase Agreement. In the event of any conflict between this Amendment No. 19 and the Purchase Agreement the terms, conditions and provisions of this Amendment No. 19 shall control.

WHEREAS, in connection with the Parties’ agreement above mentioned, the Parties have now agreed to amend the Purchase Agreement as provided for below:

NOW, THEREFORE, for good and valuable consideration which is hereby acknowledged Embraer and Buyer hereby agree as follows:

1.	Definitions:

1.1 Article 1.4.1 of the Purchase Agreement shall be deleted and replaced by the following:

  “1.4.1 EMBRAER 170 Aircraft: shall mean the EMBRAER 170 LR aircraft (certification designation ERJ 170-100 LR) (the "EMBRAER 170 Aircraft") or, where there is more than one of such Aircraft, each of the EMBRAER 170 Aircraft, manufactured by Embraer for sale to Buyer pursuant to this Agreement according to the Preliminary Technical Description PTD 170 – Rev.4 dated as of May 2003 (which, although not attached hereto, is incorporated herein by reference) and the Aircraft configuration described in Attachment "A" for the Aircraft listed in the table containing the delivery schedule in Article 5.1 of the Purchase Agreement with the designations “E170” and  “***” (the “*** 170 Aircraft”) and “E170” and “***”(the “*** 170 Aircraft”)  and Attachment “A-3” for the Aircraft  listed in the table containing the delivery schedule in Article 5.1 of the Purchase Agreement with the designations “E170” and  “***” (the “*** 170 Aircraft”), and as may be amended from time to time as specified in Article 11.”

2.	Subject: Article 2 of the Purchase Agreement is hereby deleted and replaced as follows:

“Subject to the terms and conditions of this Agreement:

2.1 Embraer shall sell and deliver and Buyer shall purchase and take delivery of forty-eight (48) EMBRAER 170 Aircraft and forty-three (43) EMBRAER 175 Aircraft ***;

2.2	Embraer shall provide to Buyer the Services and the Technical Publications; and

2.3	Buyer shall have the option to purchase up to seventy-four (74) Option EMBRAER 170 Aircraft, in accordance with Article 23.”

3.	Optional Equipment change

3.1 All EMBRAER 175 Aircraft delivered or to be delivered and EMBRAER 170 Aircraft to be delivered to Buyer *** shall ***.

3.2 Section 2.2 of Attachment “A”, Attachment “A-1” (*** 175) and Attachment “A-2” (*** 175) to Purchase Agreement shall be amended by inserting the following:

***	***

3.4 As a result of the above changes, the *** as provided ***.

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4.	Price

4.1	Article 3.1 of the Purchase Agreement is hereby deleted and replaced by the following:

“3.1 Buyer agrees to pay Embraer, subject to the terms and conditions of this Agreement, in United States dollars, the following amount per unit Basic Prices:

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Notes:
(1)	Aircraft EMBRAER 170 #1 to #48 were already delivered;
(2)	***.

5.    Firm Aircraft:

5.1 Delivery: The table containing the delivery schedule in Article 5.1 of the Purchase Agreement shall be deleted in its entirety and replaced with the following:

“Firm A/C	Delivery Month	***	***	Firm A/C	Delivery Month	***	***
49	Jan 07	***	***	71	***	***	***
50	***	***	***	72	***	***	***
51	***	***	***	73	***	***	***
52	***	***	***	74	***	***	***
53	***	***	***	75	***	***	***
54	***	***	***	76	***	***	***
55	***	***	***	77	***	***	***
56	***	***	***	78	***	***	***
57	***	***	***	79	***	***	***
58	***	***	***	80	***	***	***
59	***	***	***	81	***	***	***
60	***	***	***	82	***	***	***
61	***	***	***	83	***	***	***
62	***	***	***	84	***	***	***
63	***	***	***	85	***	***	***
64	***	***	***	86	***	***	***
65	***	***	***	87	***	***	***
66	***	***	***	88	***	***	***
67	***	***	***	89	***	***	***
68	***	***	***	90	***	***	***
69	***	***	***	91	Sep 08	***	***
70	***	***	***

Note: The first 48 EMBRAER 170 Aircraft (Aircraft #1 to # 48) were already delivered.

5.2 Buyer may ***.

6.	Payment:

6.1	The penultimate sentence of the last paragraph of Article 4.1 is hereby deleted and replaced as follows:

 “Any progress payment for *** otherwise be due *** shall be due ***.”

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7.	Changes:

7.1	The first paragraph of Article 11.1 is hereby deleted and replaced with the following:

“At delivery each EMBRAER 170 Aircraft will comply with the standards defined in Attachment “A” or Attachment “A-3”, as applicable, each EMBRAER 175 Aircraft will comply with the standards defined in Attachment “A-1” or Attachment “A-2”, as applicable,  and each Aircraft shall incorporate all modifications which are classified as Airworthiness Directives (ADs) mandatory by CTA or FAA and shall also at the Actual Delivery Date incorporate any change agreed upon by Buyer and Embraer in accordance with this Article 11.”

7.2	Article 11.6 is hereby amended by inserting in the first sentence after “Attachment ‘A’” the following “, Attachment ‘A-1’, Attachment ‘A-2’ or Attachment ‘A-3’, as applicable,”.

7.3	Article 11.7 is hereby amended by deleting the first sentence thereof and replacing it with the following:

“Except ***, should an EMBRAER 170 Aircraft not comply with the terms and conditions of Attachment “A” or Attachment “A-3”, as applicable, or an EMBRAER 175 Aircraft not comply with the terms and conditions of Attachment “A-1” or Attachment “A-2”, as applicable, Buyer shall be entitled to either ***”.

8.	Option Aircraft:

8.1 The opening paragraph of Article 23 and delivery schedule table of the Purchase Agreement are hereby deleted and replaced by the following:

“Buyer shall have the option to purchase up to seventy-four (74) additional Option Aircraft, to be delivered on the last day of the applicable month set forth below or such earlier date in such month specified pursuant to Article 7.1:

Option A/C	Delivery Month	Option A/C	Delivery Month	Option A/C	Delivery Month
1	Oct 08	26	***	51	***
2	***	27	***	52	***
3	***	28	***	53	***
4	***	29	***	54	***
5	***	30	***	55	***
6	***	31	***	56	***
7	***	32	***	57	***
8	***	33	***	58	***
9	***	34	***	59	***
10	***	35	***	60	***
11	***	36	***	61	***
12	***	37	***	62	***
13	***	38	***	63	***
14	***	39	***	64	***
15	***	40	***	65	***
16	***	41	***	66	***
17	***	42	***	67	***
18	***	43	***	68	***
19	***	44	***	69	***
20	***	45	***	70	***
21	***	46	***	71	***
22	***	47	***	72	***
23	***	48	***	73	***
24	***	49	***	74	Aug 12”
25	***	50	***

    8.2 Article 23.5.1 is hereby deleted and replaced by the following:

“23.5.1 Buyer shall indicate in any notice exercising its option, with respect to each Option Aircraft covered by such notice, whether ***.”

9.	Attachment A-3: New Attachment “A-3” is hereby added to the Purchase Agreement.

10.	Miscellaneous: All other provisions of the Agreement which have not been specifically amended or modified by this Amendment No. 19 shall remain valid in full force and effect without any change.

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        CONFIDENTIAL

IN WITNESS WHEREOF, EMBRAER and BUYER, by their duly authorized officers, have entered into and executed this Amendment No. 19 to Purchase Agreement to be effective as of the date first written above.

EMBRAER – Empresa Brasileira de Aeronáutica S.A.	Republic Airline Inc.

/s/ Mauro Kern Junior	/s/ Bryan K. Bedford
Name: Mauro Kern Junior	Name:
Title: Executive Vice President Airline Market	Title

/s/ José Luís D. Molina	Date: June 22, 2007
Name: José Luís D. Molina	Place: Indianapolis
Title: Vice President Contracts Airline Market

Date: June 22, 2007
Place: S.J. Dos Campos, Brazil

Witness: /s/ Carlos Martins Dutra	Witness: /s/ Lars -Erik Arnell
Name: Carlos Martins Dutra	Name: Lars Erik Arnell

ATTACHMENT “A-3” – EMBRAER 170 AIRCRAFT CONFIGURATION

Frontier Configuration

1.	EMBRAER 170 CONFIGURATION

1.1.	EMBRAER 170 Standard Aircraft

The Aircraft EMBRAER 170  shall be manufactured according to (i) the standard configuration specified in the Preliminary Technical Description PTD-170 Rev. 4 dated May 2003, which although not attached hereto, is incorporated herein by reference, and (ii) the characteristics described in the items below.

2.           EMBRAER 170 OPTIONAL EQUIPMENT

The Aircraft will also be fitted with ***:

2.1.	Aircraft Model and Engines
a. EMBRAER 170 LR
b. GE CF34-8E5 Engine

2.2.	***

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(1) *** does not ***. Such e*** shall be ***.

(2) ***.

2.3.                    EMBRAER 170 Interior Configuration ***

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3.	FINISHING:

The Aircraft will be delivered to Buyers as follows:

3.1 EXTERIOR FINISHING:
The fuselage of the Aircraft shall be painted according to Buyer’s color and paint scheme which shall be supplied to Embraer by Buyer on or before *** to the relevant Aircraft Contractual Delivery Date.

The wings and the horizontal stabilizer of all Aircraft shall be ***.

3.2 INTERIOR FINISHING:

Buyer shall inform Embraer on or before *** prior to the relevant Aircraft Contractual Delivery Date of its choice of materials and colors of all and any item of interior finishing such as seat covers, carpet, floor lining on galley areas, side walls and overhead lining, galley lining and curtain. The above-mentioned schedule for definition of interior finishing shall only be applicable if Buyer selects its materials from the choices offered by and available at Embraer. In case Buyer opts to use different materials and or patterns, such schedule shall be mutually agreed between the Parties at the time of signature of the Purchase Agreement.

3.3 BUYER FURNISHED AND BUYER INSTALLED EQUIPMENT (BFE and BIE):

Buyer may choose to have carpets, tapestries, seat covers and curtain fabrics supplied to Embraer for installation in the Aircraft as BFE. Materials shall conform to the required standards and comply with all applicable regulations and airworthiness requirements. Delays in the delivery of BFE equipment or quality restrictions that prevent the installation thereof in the time frame required by the Aircraft manufacturing process shall entitle Embraer to either delay the delivery of the Aircraft or present the Aircraft to Buyer without such BFE, in which case Buyer shall not be entitled to refuse acceptance of the Aircraft. All BFE equipment shall be delivered to Embraer in DDP – Embraer facilities in São José dos Campos, SP, Brazil (Incoterms 2000) conditions.

The Aircraft galleys have provisions for the following BIE items that, unless timely agreed by the Parties, are not supplied or installed by Embraer: Trolleys, ovens, coffee makers, hot jugs and standard units.

4.        REGISTRATION MARKS AND TRANSPONDER CODE

The Aircraft shall be delivered to Buyer with the registration marks painted on them. The registration marks and the transponder code shall be supplied to Embraer by Buyer no later than *** before each relevant Aircraft Contractual Delivery Date.

IT IS HEREBY AGREED AND UNDERSTOOD BY THE PARTIES THAT IF THERE IS ANY CONFLICT BETWEEN THE TERMS OF THIS ATTACHMENT “A-3” AND THE TERMS OF THE TECHNICAL DESCRIPTION ABOVE REFERRED, THE TERMS OF THIS ATTACHMENT “A-3” SHALL PREVAIL.

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